SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]    Preliminary Proxy Statement          [_]   Confidential, for Use of the
                                                  Commission Only (as permitted)
                                                  by Rule 14a-6(e)(2)
[X]    Definitive Proxy Statement

[_]    Definitive Additional Materials

[_] Soliciting Material Proxy Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            RELM WIRELESS CORPORATION
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:
       ------------------------------------------------------------------------


       (2) Aggregate number of securities to which transaction applies:
       ------------------------------------------------------------------------


       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       ------------------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
       ------------------------------------------------------------------------


       (5) Total fee paid:
       ------------------------------------------------------------------------

[_]    Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
       ------------------------------------------------------------------------


       (2) Form, Schedule or Registration Statement No.:
       ------------------------------------------------------------------------


       (3) Filing Party:
       ------------------------------------------------------------------------


       (4) Date Filed:
       ------------------------------------------------------------------------

                            RELM WIRELESS CORPORATION
                              7505 Technology Drive
                          West Melbourne, Florida 32904
                       ----------------------------------

                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                       ----------------------------------


     The Annual Meeting of Shareholders (the "Meeting") of RELM Wireless Corporation, a Nevada corporation (the "Company"), will be held on Monday, June 14, 1999 at 9:00 a.m., local time, at the offices of RELM Communications, Inc., 7505 Technology Drive, West Melbourne, Florida, for the following purposes:

     1. To elect seven (7) directors to hold office until the Annual Meeting of Shareholders in 1999 and until their respective successors are duly elected and qualified; and

     2. To transact such other business as may properly come before the Meeting and any and all adjournments and postponements thereof.

     The Board of Directors has fixed the close of business on April 16, 1999 as the record date for the Meeting. Only shareholders of record at that time are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

     The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Meeting.

     The Board of Directors urges you to date, sign and return the enclosed proxy promptly. The return of the enclosed proxy will not affect your right to vote in person if you do attend the Meeting.

                                        By Order of the Board of Directors,

                                        /s/ William P. Kelly
                                        -----------------------------------
April 26, 1999                          William P. Kelly
                                        Secretary

                            RELM WIRELESS CORPORATION
                              7505 Technology Drive
                          West Melbourne, Florida 32904
                       ----------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 14, 1999
                       ----------------------------------



                                  INTRODUCTION

This Proxy Statement is being furnished to shareholders by the Board of Directors of RELM Wireless Corporation, a Nevada corporation (the "Company"), in connection with the solicitation of the accompanying proxy (each a "Proxy" and collectively, "Proxies") for use at the Company's Annual Meeting of Shareholders (the "Meeting") which is scheduled to be held at 9:00 a.m., local time, on Monday, June 14, 1999 at the offices of RELM Communications, Inc., 7505 Technology Drive, West Melbourne, Florida, for the purposes set forth in the foregoing Notice of 1999 Annual Meeting of Shareholders (the "Notice") or any adjournment thereof.

The mailing address of the principal executive offices of the Company is 7505 Technology Drive, West Melbourne, Florida 32904. This Proxy Statement and the accompanying Proxy and Annual Report to shareholders will first be sent or given to shareholders on approximately April 26, 1999.

                    VOTING SECURITIES AND SECURITY OWNERSHIP

Record Date and Voting Securities

At the close of business on April 16, 1999, the record date fixed for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), there were outstanding 5,046,156 shares of the Company's Common Stock, $.60 par value per share (the "Common Stock"). Holders of Common Stock have one vote per share on each matter to be acted upon. Only holders of Common Stock (the "Shareholders") of record at the close of business on the Record Date will be entitled to vote at the Meeting and at any adjournment thereof. The presence, in person or by proxy, of Shareholders entitled to cast at least a majority of the votes that all Shareholders are entitled to cast at the Meeting shall constitute a quorum for the Meeting.

Voting of Proxies

Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the directions contained therein. If no direction is given in the Proxy, the shares of Common Stock represented thereby will be voted: (i) for the election of each of the seven (7) nominees of the Board of Directors in the election of directors; and
(ii) on any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxies.

The execution of a Proxy will in no way affect a Shareholder's right to attend the Meeting and to vote in person. Any Proxy executed and returned by a Shareholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented before the Meeting, or if the Shareholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and nominee "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but have not been voted.

Solicitation of Proxies

The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and regular employees of the Company or its subsidiaries. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

Security Ownership of Certain Beneficial Owners and Management

The table below sets forth certain information as of April 16, 1999 regarding the beneficial ownership, as defined in regulations of the Securities and Exchange Commission, of Common Stock of (i) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and nominee for director of the Company and each executive officer of the Company named in the Summary Compensation Table below, and (iii) all directors and executive officers as a group. Unless otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table below was furnished by the persons listed.


                                                    Amount Beneficially             Percent
        Name of Beneficial Owner                              Owned                of Class(1)
        ------------------------                    ------------------------       -----------
Dimensional Fund Advisors Inc. ................             303,433(2)                  6.0
   1299 Ocean Avenue, 11th Floor
   Santa Monica, CA 90401
Donald F.U. Goebert ...........................           1,539,763(3)(4)(5)           30.0
   400 Willowbrook Lane
   West Chester, PA 19382
Richard K. Laird ..............................              52,400(5)                 *
Ralph R. Whitney, Jr ..........................              20,469(5)                 *
Buck Scott ....................................              25,000(5)                 *
James C. Gale .................................              30,000(5)                 *
George N. Benjamin, III .......................              16,225(5)                 *
Robert L. MacDonald ...........................              10,000(5)                 *
William P. Kelly ..............................               5,875(5)                 *
All executive officers and directors as a group
   (10 persons) ...............................           1,706,732(3)(4)(6)           32.7

---------------------
 *       Less than 1%

(1) Based upon 5,046,156 outstanding shares as of April 16, 1999 and, with respect to each holder of options exercisable within 60 days, the shares represented by such options.

(2) According to the Schedule 13G filed by Dimensional Fund Advisors Inc. (the "Reporting Person") dated February 12, 1999, the Reporting Person had sole voting power and sole investment power with respect to all of the reported shares, and all of the reported shares were owned by advisory clients of the Reporting Person. The Reporting Person disclaimed beneficial ownership of the reported shares.

(3) Includes 90,942 shares owned by Chester County Fund, Inc., the majority shareholder of which is Mr. Goebert and 60,000 shares owned by a partnership controlled by Mr. Goebert. Also includes 11,840 shares held in trust for Mr. Goebert's children.

(4) Includes 23,366 shares held in a custodial account for the Company's Employee Stock Purchase Program, of which Mr. Goebert is a Custodian, and 789 shares held in a Trust under the Company's 401(k) Retirement-Investment Plan, of which Mr. Goebert is a Trustee.

(5) Share ownership of the following persons includes shares subject to immediately exercisable options or options exercisable within 60 days as follows:

                     Donald F. U. Goebert       100,000 shares
                     Richard K. Laird           37,500 shares
                     Ralph R. Whitney, Jr.      10,000 shares
                     Buck Scott                 10,000 shares
                     James C. Gale              10,000 shares
                     George N. Benjamin, III    13,125 shares
                     Robert L. MacDonald        10,000 shares
                     William P. Kelly           1,875 shares

(6) Includes an aggregate of 192,500 shares subject to immediately exercisable options or options exercisable within 60 days held by executive officers and directors as a group.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information regarding compensation paid during each of the last three years to Messrs. Laird and Kelly, who served as the Company's President and Chief Executive Officer and Vice President Finance and Chief Executive Officer, respectively, during 1998. No other executive officer of the Company was paid salary and bonus compensation which exceeded $100,000 during 1998.


                                             Annual Compensation                       Long-Term Compensation Awards
                                             -------------------                      -----------------------------
                                                                                      Number of
                                                                   Other Annual       Securities             All Other
       Name and                         Salary          Bonus      Compensation       Underlying            Compensation
   Principal Position         Year        ($)            ($)         ($)(1)            Options(#)               ($)
   ------------------         ----      ------          ------     ------------       ----------            ------------
Richard K. Laird              1998      $232,692          --            --              100,000                 --
President and CEO (2)         1997        11,538          --            --              100,000                 --
                              1996            --          --            --                   --                 --

William William P. Kelly      1998       115,535          --            --              _______                 --
Vice President Finance and    1997        96,746          --            --              _______                 --
Chief Financial Officer       1996        72,000          --            --              _______                 --

-------------------
(1) Neither of the named executive officers received any other annual compensation not categorized as salary or bonus except for perquisites and other personal benefits which in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such named executive officer.

(2) Under the terms of Mr. Laird's employment he was granted options under the Company's 1997 Stock Option Plan for the purchase of 100,000 shares of Common Stock upon the commencement of his employment and is to be granted options for additional increments of 50,000 shares six months, twelve months, eighteen months and twenty-four months thereafter. Such options will be granted at the then current market value of the shares. The options granted and to be granted will become exercisable as to increments of 25% of the optioned shares on the first, second, third and fourth year anniversaries of the date of the grant. In the event of a change in control, as defined in the option agreements, 50% of any otherwise unvested options shall become vested and exercisable. Mr. Laird shall also be eligible to receive a bonus of up to 50% of his salary upon attaining earnings per share and/or share price goals or other performance criteria to be mutually agreed upon with the Board of Directors.

Stock Option Grants

The following table contains information concerning the grant of stock options under the Company's 1997 Stock Option Plan to the executive officers named in the Summary Compensation Table above (the "Named Officers") during 1998.

                                             Option Grants in 1998
                                               Individual Grants

                                                                                                 Potential Realizable
                          Number of                                                                Value  at Assumed
                         Securities              Percent of Total       Exercise                 Annual Rates of Stock
                         Underlying              Options Granted        or Base                     Option Term (3)
                        Options Granted           to Employees in        Price     Expiration   -----------------------
Name                      (#)(1)                     1998               ($/Sh)       Date(2)       5%($)        10%($)
-----------------------------------------------------------------------------------------------------------------------
Richard K. Laird           50,000                     19.2%              $3.94        6/1/03     $55,000      $120,000
                           50,000                     19.2%              $1.50       12/1/03     $27,000      $ 58,500

William P. Kelly                0                        0                 --           --         --             --

-------------------
(1) These are options granted under the 1997 Stock Option Plan to acquire shares of Common Stock. Options with respect to 64,000 shares are incentive stock options ("ISOs") under ss.422 of the Internal Revenue Code of 1986, as amended, and options with respect to 36,000 shares are non-qualified stock options. The options are exercisable with respect to increments of 25% of the optioned shares (prorated among the ISOs and the non-qualified options) as of the first, second, third and fourth anniversaries of the option grant date. These options were granted at fair market value on the date of the grant.

(2)  These options could expire earlier in certain situations.

(3) The potential realizable value of the options granted in 1998 was calculated by multiplying those options by the excess of (a) the assumed market value, at June 1, 2003 and December 1, 2003, of Common Stock if the market value of Common Stock were to increase 5% or 10% in each year of the options' 5-year term over (b) the base price shown. This calculation does not take into account any taxes or other expenses which might be owed. The 5% and 10% appreciation rates are set forth in the Securities and Exchange Commission Rules and no representation is made that the Common Stock will appreciate at these assumed rates or at all.

The Company does not currently have (and has not previously had) any plan pursuant to which any stock appreciation rights ("SARs") may be granted.

Stock Option Exercises and Holdings

The following table sets forth information relating to options exercised during 1998 by each of the Named Officers and the number and value of options held on December 31, 1998 by such individuals.

                          Aggregated Option Exercises in 1998 and Option Values at December 31, 1998


                            Shares                              Number of Securities               Value of Unexercised
                            Acquired                           Underlying Unexercised            In-the-Money Options at
                               on                           Options at Dec. 31, 1998 (#)           Dec. 31, 1997 ($)(1)
                            Exercise       Value           -----------------------------       -----------------------------
       Name                   (#)        Realized ($)      Exercisable     Unexercisable       Exercisable     Unexercisable
       ----                 --------     ------------      -----------     -------------       -----------     -------------
Richard K. Laird (2)           0              0              25,000          175,000              $ 0             $1,500

William P. Kelly (3)           0              0               1,250            1,250                0                  0

---------------
(1) Total value of unexercised options is based upon the difference between the last sales price of the Company's Common Stock on the NASDAQ on December 31, 1998, which was $1.53 per share, and the exercise price of the options, multiplied by the number of option shares.

(2)  Options granted under the 1997 Stock Option Plan.

(3)  Options granted under the Company's 1988 Stock Plan.

REPORT OF THE COMPENSATION COMMITTEE ON  EXECUTIVE COMPENSATION

The Company's compensation program for the Named Officers, as well as for its other executive officers, is administered by the Board of Directors with the advice and counsel of the Compensation Committee of the Board. The members of the Compensation Committee provide such advice and counsel through their participation as directors in meetings of the Board and as members of the Committee in meetings of the Committee held separate and apart from meetings of the Board. During 1998, the Compensation Committee consisted of two outside directors, James C. Gale, Chairman, and George N. Benjamin, III., who are nominees for reelection as directors. The Compensation Committee did not hold any separate meetings during 1998.

The Company's officer compensation is composed of base salary, incentive compensation in the form of an annual cash bonus and discretionary long-term incentive compensation in the form of stock options. Each officer is also a participant in medical life insurance, non-contributory 401(k) and other plans which are generally made available to employees of the Company or of the business units managed by such officer.

The Compensation Committee and the Board of Directors strive to offer to the Company's officers a compensation package consisting of base salary and incentive compensation which will attract, retain, motivate, and reward talented executives. To achieve its objectives, the Committee and the Board evaluate the performance of the Company's officers and consider data on other companies in its industry which are comparable in size, location and financial performance. The Committee and the Board intend to base a significant portion of the compensation of senior executives upon the Company's financial success so that the Company's officers are rewarded on the same basis as the Company's shareholders.

Consistent with the compensation objectives of the Committee and the Board, the use of stock options has been a material part of the compensation package for the Company's President and Chief Executive Officer. The compensation package agreed upon for the employment of Mr. Laird as President and Chief Executive Officer included, in addition to his salary, the grant to him, upon commencement of employment, of an option under the Company's 1997 Stock Option Plan for the purchase of up to 100,000 shares of the Company's Common Stock, and for the grant to him of additional options for increments of up to 50,000 shares each six months, twelve months, eighteen months and twenty-four months thereafter. Such options will vest and become exercisable during his employment at the rate of 25% of the optioned shares on each of the first, second, third and fourth anniversaries of the grant date. Stock options, constituting a less material element of overall compensation, have also been granted to William P. Kelly, the other Named Officer, and to other key employees of the Company and its subsidiaries.

The compensation packages agreed upon for the employment of David Storey, Chief Operating Officer, and Robert Jacobson, Senior Vice President of Sales and Marketing, include, in addition to their salaries, grants upon commencement of employment of options to purchase up to 100,000 and 60,000 shares, respectively, of the Company's Common Stock. These options vest and become exercisable during the term of employment at a rate of 25% on each of the first, second, third and fourth anniversaries of the grant date.

From time to time the Board, upon the recommendation of the Committee, implements bonus plans or grants discretionary bonus payments to its executive and other officers based upon performance criteria and the results of the Company's operations. It is the continuing philosophy of the Compensation Committee to include corporate goals, stock price, and financial results measured by return on shareholder equity as determinants of total executive compensation. The terms of Mr. Laird's employment provide for the payment of a bonus of up to 50% of his salary based upon earnings and/or share price goals or other performance criteria to be mutually agreed upon with the Board of Directors.

The Internal Revenue Code provides that publicly-held corporations may not deduct, for federal income tax purposes, non-performance based compensation for its chief executive officer and certain other executive officers to the extent that such compensation exceeds $1,000,000 for the executive. The Compensation Committee and the Board intend to take such actions as are appropriate to qualify compensation paid to executives for deductibility under these recent amendments. In this regard, base salary and bonus levels are expected to remain well below the $1,000,000 limitation in the foreseeable future. Options granted under the Company's Stock Option Plans are designed to constitute performance-based compensation, which would not be included in calculating compensation for purposes of the $1,000,000 limitation.

                      Members of the Compensation Committee

         James C. Gale, Chairman            George N. Benjamin, III

Compensation Committee Interlocks and Insider Participation

During 1998, the Compensation Committee of the Company's Board of Directors was composed of independent, outside directors, Messrs. Gale and Benjamin. As noted above, the Company's compensation program for its executives is administered by the Board of Directors with the advice and counsel of the Compensation Committee. As a result, Mr. Laird provides input to the deliberations by the Committee and the Board concerning executive compensation. Mr. Laird did not vote as a member of the Board in the Board action which affected his compensation.

                             STOCK PERFORMANCE GRAPH

The graph below compares the five-year cumulative total shareholder return on the Company's Common Stock with the five-year cumulative total return of the Nasdaq Stock Index, U.S. ("Nasdaq") and the Nasdaq non-financial stocks index ("Composite").

                         [STOCK PRICE PERFORMANCE GRAPH]

   In the printed document, there is a line chart representing the following:

                             Annual Returns Endings
                                  December 31,

                     NASDAQ           COMPOSITE                    COMPANY
                     ------           ---------                    -------
1993                   100.0             100.0                      100.0
1994                    97.6              96.2                       84.8
1995                   138.3             134.0                       73.9
1996                   170.0             162.8                       58.7
1997                   208.6             191.0                      131.5
1998                   293.2             279.8                       26.6

                        PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election


In accordance with the By-Laws of the Company, the Board of Directors has determined the size of the Board at seven directors. At the Meeting, the shareholders will elect seven directors to hold office until the Annual Meeting of Shareholders in 2000, and until their respective successors are duly elected and qualified. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of the following nominees: Donald F.U. Goebert; Richard K. Laird; Buck Scott; Robert L. MacDonald; Ralph R. Whitney, Jr.; James C. Gale; and George N. Benjamin, III. All of the nominees are currently members of the Board of Directors of the Company.

The Board of Directors believes that the nominees will be able to serve as directors. If any nominee is unable to serve, the person's name in the enclosed proxy will vote the shares they represent for the election of such other person as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors.

Directors and Executive Officers

Set forth below is certain information concerning the nominees for election as directors and the Company's executive officers:


                                                            Principal Occupation
          Name                            Age               During Past Five Years                    Directorships
          ----                            ---               ----------------------                    -------------
Donald F.U. Goebert                        62     President, Chester County Fund, Inc. since        Investors Insurance Group, Inc.
                                                  1968; Chairman of the Board of Directors and
                                                  a Director of the Company and its
                                                  predecessor since March 1968; President of
                                                  the Company's predecessor from March 1968 to
                                                  October 1988 and President and CEO of the
                                                  Company April 1993 to December 1997.

Richard K. Laird                           51     President and CEO of the Company since
                                                  December 1997; Executive Vice President and
                                                  Chief Operating Officer of Antec Corp.
                                                  (communications electronics) from January
                                                  1994 to December 1996; Chairman and
                                                  CEO of Keptel Inc. (communications electronics)
                                                  1983 to January 1994. Director since
                                                  December 1997.

Buck Scott                                 69     Private investor since January 1995;
                                                  President of Electrical Energy Enterprises,
                                                  Inc. from 1991 through 1994. Director of
                                                  Company since 1980 (including its
                                                  predecessor).

Robert L. MacDonald                        71     Retired, Director of Financial Aid Wharton
                                                  Graduate Division and Lecturer in
                                                  Management, Wharton School, University of
                                                  Pennsylvania 1953 to March
                                                  1993. Director of Company
                                                  since February 1991.

Ralph R. Whitney, Jr.                      64     President and CEO of Hammond Kennedy Whitney      IFR Systems, Inc.; Excel
                                                  & Co., Inc. (private investor) since January,     Industries, Inc.; Baldwin
                                                  1971; Director of Company since January 1992.     Technologies Inc.; Control
                                                                                                    Devices, Inc.; Selas
                                                                                                    Corporation of America



                                       9

                                                            Principal Occupation
          Name                            Age               During Past Five Years                    Directorships
          ----                            ---               ----------------------                    -------------
James C. Gale                              49     Managing Director of Sanders, Morris and          Latshaw Enterprises, Inc.
                                                  Mundy (investment banking and management)
                                                  from September 1998 to present.
                                                  Managing Director of Gruntal & Co., LLC
                                                  (investment banking) from 1991 to September
                                                  1998. Director of Company since October 1993.


George N. Benjamin, III                    61     President and CEO of BICC Cables Corp. since
                                                  September 1998; President, BICC Brand-Rex
                                                  Co. and Vice President, BICC Cables Corp.
                                                  since June, 1997; Management Consultant and
                                                  Partner in Trig Systems, LLC since July
                                                  1987; President and CEO of Tie
                                                  Communications, Inc. from April 1992 to
                                                  November 1995; Group Vice President of The
                                                  Marmon Group, Inc. prior to April 1992;
                                                  Director since January 1996.

William P. Kelly                           42     Vice President Finance and Chief Financial
                                                  Officer of the Company since July 1997; Vice
                                                  President Finance and Chief Financial
                                                  Officer of the Company's subsidiary RELM
                                                  Communications, Inc. from October 1995 to
                                                  June 1997; Director of International Finance
                                                  of Harris Corp. Semiconductor Sector (semiconductor
                                                  manufacturers) from January 1993 to October 1995.

David Storey                               46     Executive Vice President and Chief Operating
                                                  Officer of the Company since June 1998;
                                                  Senior Vice President of Manufacturing of
                                                  Antec Corp. (communications electronics) from
                                                  January 1994 to June 1998.

Robert Jacobson                            39     Senior Vice President of Sales & Marketing
                                                  of the Company since August 1998; Director,
                                                  U.S. Sales, of RF Communications (a division
                                                  of Harris Corp.) (defense communications) from
                                                  April 1994 to August 1998; Director, Field
                                                  Operations, of RF Communications from January
                                                  1990 to April 1994.


Required Vote

The directors are to be elected by the affirmative vote of the holders of a plurality of the shares entitled to vote and present in person or represented by proxy at the Meeting. Nominee holders that do not receive instructions are entitled to vote in the Election of Directors. Votes withheld from the Election of Directors will have no effect, because they will not represent votes cast at the Meeting for the purpose of electing directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS.

Meetings and Committees of the Board of Directors

     The Board of Directors has a Compensation Committee and an Audit Committee. The Company does not have an Executive Committee or Nominating Committee.

Messrs. Gale and Benjamin served as members of the Compensation Committee during 1998. The primary function of the Compensation Committee is compensation review with respect to the principal executive officers of the Company. The members of the Compensation Committee provide advice and counsel to the Board of Directors through their participation as directors in meetings of the Board and as members of the Committee in meetings of the Committee held separate and apart from the meetings of the Board. The Compensation Committee also serves as the Committee that administers the Company's 1996 Stock Option Plan for Non-Employee Directors (the "1996 Director Plan") and 1997 Stock Option Plan. The Compensation Committee did not hold any separate meetings during 1998.

Messrs. Scott, MacDonald, Whitney and Gale served as members of the Audit Committee during 1998. The primary function of the Audit Committee is to meet with the Company's independent public accountants, counsel and management to discuss the scope and results of the annual audit, internal accounting procedures and certain other questions of accounting policy. The Audit Committee held 2 meetings during 1998.

The Board of Directors held 5 meetings in 1998. No member of the Board of Directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which such director served.

Compensation of Directors

During 1998 the Company paid to each of its non-employee directors meeting fees of $1,000 for attendance at each Board meeting and $500 for attendance at each meeting of any committee of the Board of Directors which is not held in conjunction with a meeting of the Board. Beginning with the 1997 fiscal year, as a result of approval by the shareholders of the 1996 Director Plan, compensation for non-employee directors was modified to provide for the grant of stock options in lieu of a quarterly retainer for service as a director. Pursuant to the terms of the 1996 Director Plan, beginning in 1997, a grant of a stock option for the purchase of 5,000 shares is made to each non-employee director on the date of each annual meeting of shareholders at which such person is elected or reelected as a director (or if such annual meeting has not been held by June 30 of such year such grant is made as of such June 30 to each such person who has been a non-employee director for at least three months). Such options are granted at an exercise price equal to the fair market value of the Common Stock on the date of grant, become fully exercisable eleven months after the date of the grant or, if earlier, upon a change of control as defined in the 1996 Director Plan and expire five years from the date of the grant or earlier in the event service as a director ceases. Such options were granted to the Company's non-employee directors as of June 30, 1998 at an exercise price of $3.06 per share.

                              CERTAIN TRANSACTIONS


During 1997 the Board of Directors approved the sale to affiliates of Mr. Goebert of the real estate which consisted of most of the remaining assets of the Company's commercial real estate operations, which the Company elected to discontinue in 1994. These properties constituted land located in the Naaman's Creek Center. Four of the properties were sold during 1997 for an aggregate purchase price, after adjustment, of $1,733,000 which was paid at closing by payment in cash of $1,533,000 and delivery to the Company of a seven year, 7% promissory note in the amount of $200,000. The promissory note was paid in 1998. The Company's cost basis in these properties was $1,965,114 and the purchase price was determined based upon their market value as determined by independent appraisal. In April 1998 additional property was sold to the same purchasers for $1,067,000. The purchase price was determined based upon the market value as determined by independent appraisal. The Company's basis in this property was approximately the same as the selling price.

In general, the Company believes that the terms of the transaction described in this section are at least as favorable as those that might have been obtained from unaffiliated third parties.

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

The firm of Ernst & Young LLP ("Ernst & Young") served as independent auditors for the Company's 1998 fiscal year and has been engaged by the Board of Directors as independent auditors for the Company's current fiscal year. Representatives of Ernst & Young are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The financial statements of the Company for its 1996 fiscal year were audited by the firm of MacDade Abbott LLP ("MacDade"). Effective November 13, 1997 the Company engaged Ernst & Young as its independent auditors for its 1997 fiscal year. The decision to change certifying accountants was approved by the Board of Directors acting upon the recommendation of the Audit Committee. During the two most recent fiscal years which were audited by MacDade and during each subsequent interim period, MacDade's reports on the Company's financial statements contained no adverse opinion or disclaimer of opinion nor were any of the opinions contained therein qualified or modified as to uncertainty, audit scope, or accounting principles, nor was there any disagreement between the Company and MacDade on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MacDade, would have caused MacDade to make reference to the subject matter of disagreement in connection with MacDade's report.

During the Company's two most recent fiscal years and each subsequent interim period preceding the date of engagement of Ernst & Young, the Company did not engage Ernst & Young as a consultant with respect to any matter or otherwise engage the services of Ernst & Young. The Company's engagement of Ernst & Young replacing MacDade was previously reported in its Form 8-K/A Current Report dated December 2, 1997 filed with the Securities and Exchange Commission.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of the Company's Common Stock (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based on the Company's review of the copies of these reports received by it, and from written representations received from the Reporting Persons, the Company believes that, with the exception of the filing by David Storey and Robert Jacobson, in each case, of an initial statement of beneficial ownership more than ten days after his appointment as an executive officer of the Company, all filings required to be made by the Reporting Persons for the period January 1, 1998 through December 31, 1998 were made on a timely basis.

                              SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the annual meeting of shareholders in 2000 must be received by the Company at its principal office in West Melbourne, Florida, no later than December 24, 1999 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                                  OTHER MA][]TTERS

As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the Election of Directors which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

                           ANNUAL REPORT ON FORM 10-K

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS MOST RECENT FISCAL YEAR, SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO WILLIAM P. KELLY, VICE PRESIDENT OF FINANCE, OF THE COMPANY, AT THE ADDRESS OF THE COMPANY APPEARING ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                           RELM WIRELESS CORPORATION
                      THIS PROXY IS SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF RELM WIRELESS CORPORATION

     The undersigned, a holder of Common Stock of RELM WIRELESS CORPORATION, hereby constitutes and appoints DONALD F.U. GOEBERT and WILLIAM P. KELLY, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undesigned, to attend the Annual Meeting of Shareholders of the Company to be held on Monday, June 14, 1999 at 9:00 a.m., at the offices of RELM Communications, Inc. 7505 Technology Drive, West Melbourne, Florida, and any adjournment of postponement thereof, and thereat to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present, as follows:


                     (Please sign and date on reverse side)

                                ------------------------------------------------
                                WHEN PROXY IS OKAYED PLEASE SIGN & DATE IT ABOVE



                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                           RELM WIRELESS CORPORATION

                                 June 14, 1999



                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

A |X| Please mark your vote as in this example.

               VOTE FOR           WITHHOLD
               EACH OF THE        AUTHORITY    NOMINEES FOR ELECTION AS
               NOMINEES           FOR ALL      DIRECTORS:
               LISTED AT RIGHT    NOMINEES
                                               Donald F.U. Goebert
1.  ELECTION        |_|              |_|       Richard K. Laird
    OF                                         Buck Scott
    DIRECTORS                                  Robert L. MacDonald
INSTRUCTIONS: To withhold authority to         Ralph R. Whitney, Jr.
vote for any individual nominee, write         James C. Gale
that Nominee's name on the line provided       George N. Benjamin, III
below:

------------------------------------------


2.  DISCRETIONARY AUTHORITY
    To transact such other business as may properly come before the Meeting and any adjournment thereof according to the proxies discretion and in their discretion.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR EACH OF THE SEVEN NOMINEES FOR ELECTION AS DIRECTORS.

    The undersigned hereby acknowledges receipt of the notice of annual meeting and proxy statement of RELM Wireless Corporation.

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.


Signature _________________________________________

Signature _________________________________________   Dated:_____________, 1999
                  IF SHARES HELD JOINTLY


NOTE: Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the holder is a corporation or partnership, the full corporate or partnership name should be signed by a duly authorized officer.